UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2022

GPO Plus, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-935-4769

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 24, 2022, GPO Plus Inc., a Nevada corporation (the “Company”) appointed Mr. Chris Harter as an independent member of the Board of Directors (the “Board").

From 2017- 2018 Chris worked at Nazar Holdings and served as a member of the Board of Directors. While as a director at Nazar, Chris lead the acquisition of Harbor Dunes golf course.

From 2018 -2021 Chris worked at CBD Station as President oversaw the west coast store expansion and product development

From 2021 to 2022, Chris worked at HMM Holdings 2 as President opening 2 dispensaries and 2 processing facilities

On October 18, 2022, the Company accepted the voluntary resignation of Mr. Wayne Smeal as Chief Operating Officer, a member of the Board, and all other positions with the Company. Mr. Smeal left to pursue a new business endeavor and the resignation from the Board was amicable not the result of any disagreement with the Company.

On October 18, 2022, the Company accepted the voluntary resignation of Ron McCormick as President. Mr. McCormick will remain an independent member of the Board.

The Company has issued a press release relating to the foregoing, a copy of which is attached as an Exhibit to this Current Report on Form 8-K.

Item 8.01 Other Events.

The lawsuit filed against GPO Plus by a competitor, MNP Industries, LLC on August 5, 2020 in Hernando County, Florida is over. On June 29, 2022, a Summary Final Judgment was entered in favor of GPO Plus and against MNP Industries, LLC on its Amended Complaint. On July 18, 2022, MNP Industries, LLC filed an appeal of the Summary Final Judgment entered against it. While the appeal was pending, the parties in the lawsuit entered into a settlement agreement and the lawsuit has been dismissed with prejudice.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1*	Letter of Resignation from Wayne Smeal Letter of Resignation from Ron McCormick

99.1*	Press Release

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO PLUS INC.

Date: October 28, 2022	By:	/s/ Brett H. Pojunis
Brett H. Pojunis
Chief Executive Officer

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